AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT

   This Amendment No. 3 (the "Amendment") to Amended and Restated Loan Agreement dated as of December 17, 1998 is entered into with reference to the Amended and Restated Loan Agreement dated as of March 7, 1997 (as heretofore amended by an Amendment No. 1 dated as of September 19, 1997, and an Amendment No. 2 dated as of June 19, 1998, the "Loan Agreement") among Mirage Resorts, Incorporated, a Nevada corporation ("Borrower"), the Banks, Co-Arrangers, Co-Agents and Documentation Agent referred to therein, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower and the Administrative Agent (acting with the consent of the Requisite Banks) agree as follows:

   1. Amendment to Leverage Ratio. Section 6.6 of the Loan Agree-ment is hereby amended to read in full as follows:

         "6.6  Leverage Ratio.    Permit the Leverage Ratio, as of the
         last day of any Fiscal Quarter described below, to be greater than the ratio set forth opposite that Fiscal Quarter:

                     Fiscal Quarter                     Ratio
             -----------------------------------------------------
             Fiscal Quarters ending during the
             period from  Closing Date through
             and including December 31, 1997         4.00 to 1.00

             Fiscal Quarters ending March 31,
             1998 and June 30, 1998                  5.00 to 1.00

             Fiscal Quarters ending September
             30, 1998 and December 31, 1998          5.85 to 1.00

             Fiscal Quarter ending March 31, 1999    5.00 to 1.00

             Later Fiscal Quarters                   4.00 to 1.00."

   2. Supplemental Leverage Fee. In consideration of the execution of this Amendment, Borrower hereby agrees that (a) if the Leverage Ratio exceeds 5.00 to 1.00 as of the last day of any of the three calendar month periods ending December 31, 1998, January 31, 1999 or February 28, 1999, or (b) if the Leverage Ratio exceeds 4.00 to 1.00 as of the last day of any of the three calendar month periods ending

                            EXHIBIT 10.75
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March 31, 1999, April 30, 1999 or May 31, 1999,  then  Borrower  shall pay a supplemental leverage fee to the Banks in an amount equal to the average daily principal amount of the Obligations during the calendar month ending on each such date times 10 basis points divided by 12. The supplemental leverage fee required by this Section shall be payable on the last day of the calendar month immediately following each month in which the Leverage Ratio exceeds the levels described in this Section and shall be paid to the Administrative Agent for the account of the Banks in accordance with their respective Pro Rata Shares.

   3. Calculation of Leverage Ratio for Supplemental Leverage Fee; Reporting. It is agreed that the Leverage Ratio as of the last day of January, February, April and May, 1999, shall be calculated for the three calendar month period ending on each such date, as if each such period were a Fiscal Quarter of Borrower. The calculation of the Leverage Ratio as of these dates shall be solely for the purpose of determining the applicability of the fee described in Section 2 of this Amendment, and the failure of Borrower to achieve a particular Leverage Ratio as of such dates shall not constitute a covenant violation under the Loan Agreement. Borrower hereby agrees to deliver, as promptly as reasonably practicable and in any event by the end of the calendar month immediately following each such date, a calculation of the Leverage Ratio as of such dates in detail reasonably satis-factory to the Administrative Agent.

   4.    Condition Precedent.    The  effectiveness  of this Amendment
shall be conditioned upon the receipt by the Administrative Agent of written consents hereto executed by the Requisite Banks.

   5. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Banks that, as of the date of this Amendment, no Default or Event of Default has occurred and remains continuing.

   6.    Confirmation.    In all other respects, the terms of the Loan
Agreement and the other Loan Documents are hereby confirmed.

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
   IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                         MIRAGE RESORTS, INCORPORATED


                         By: DANIEL R. LEE
                             -----------------------------------------
                             Daniel R. Lee, Chief Financial Officer


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION, as Administrative Agent


                         By: JANICE HAMMOND
                             -----------------------------------------
                             Janice Hammond, Vice President


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
                          CONSENT OF BANK

   This Consent of Bank is delivered by the undersigned Bank with reference to the Amended and Restated Loan Agreement dated as of March 7, 1997 (as heretofore amended by an Amendment No. 1 dated as of September 19, 1997, and an Amendment No. 2 dated as of June 19, 1998, the "Loan Agreement") among Mirage Resorts, Incorporated, a Nevada corporation ("Borrower"), the Banks, Co-Arrangers, Co-Agents and Docu-mentation Agent referred to therein, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

   The undersigned hereby consents to the execution and delivery of the proposed Amendment No. 3 to the Loan Agreement by the Administra-tive Agent, substantially in the form of the draft presented to the undersigned.


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[Name of Bank]

By:
       ---------------------------------
Title:
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